EXHIBIT 99.1
                                 ------------

                             The Trust Agreement

                              INDYMAC MBS, INC.,
                                   Depositor

                      CREDIT SUISSE SECURITIES (USA) LLC,
                         Underlying Certificate Seller

                                      and

                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                   Trustee, Securities Intermediary and Bank

                        -------------------------------

                                TRUST AGREEMENT

                           Dated as of July 25, 2006
                        -------------------------------

                               IndyMac MBS, Inc.
                   IndyMac INDX Mortgage Loan Trust 2006-R1
              Mortgage Pass-Through Certificates, Series 2006-R1


                                               TABLE OF CONTENTS

                                                                                                                     Page

                                                   ARTICLE I

                                                  DEFINITIONS

Section 1.01        Defined Terms.......................................................................................4

                                                  ARTICLE II

            CONVEYANCE OF THE DEPOSITED UNDERLYING CERTIFICATES; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01        Conveyance of the Deposited Underlying Certificates................................................19

Section 2.02        Acceptance by Trustee..............................................................................20

Section 2.03        Representations and Warranties of the Underlying Certificate Seller................................20

Section 2.04        Representations and Warranties of the Depositor....................................................23

Section 2.05        Issuance of Certificates...........................................................................24

Section 2.06        REMIC Matters......................................................................................24

Section 2.07        Presentation for Transfer..........................................................................24

                                                  ARTICLE III

                 ADMINISTRATION OF THE TRUST FUND; PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

Section 3.01        Defaults by the Underlying Trust...................................................................26

Section 3.02        Distribution Account and Securities Account........................................................26

Section 3.03        Permitted Withdrawals From the Distribution Account................................................27

Section 3.04        Distributions......................................................................................28

Section 3.05        Reserved...........................................................................................28

Section 3.06        Allocation of Realized Losses......................................................................28

Section 3.07        Determination of Pass-Through Rates for LIBOR Certificates.........................................29


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


Section 3.08        Statements to Certificateholders...................................................................31

Section 3.09        Reports of the Trustee; Distribution Account.......................................................31

Section 3.10        Access to Certain Documentation and Information....................................................32

Section 3.11        Annual Statement as to Compliance..................................................................32

                                                  ARTICLE IV

                                               THE CERTIFICATES

Section 4.01        The Certificates...................................................................................33

Section 4.02        Certificate Register; Registration of Transfer and Exchange of Certificates........................33

Section 4.03        Mutilated, Destroyed, Lost or Stolen Certificates..................................................37

Section 4.04        Persons Deemed Owners..............................................................................37

Section 4.05        Access to List of Certificateholders' Names and Addresses..........................................38

Section 4.06        Maintenance of Office or Agency....................................................................38

                                                   ARTICLE V

                                            CONCERNING THE TRUSTEE

Section 5.01        Duties of Trustee..................................................................................39

Section 5.02        Certain Matters Affecting the Trustee..............................................................39

Section 5.03        Trustee Not Liable for Certificates or Deposited Underlying Certificates...........................41

Section 5.04        Trustee May Own Certificates.......................................................................42

Section 5.05        Trustee's Fees and Expenses........................................................................42

Section 5.06        Indemnification of the Trustee.....................................................................42

Section 5.07        Eligibility Requirements for Trustee...............................................................42

Section 5.08        Resignation and Removal of Trustee.................................................................43

Section 5.09        Successor Trustee..................................................................................44

Section 5.10        Merger or Consolidation of Trustee.................................................................44


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


Section 5.11        Appointment of Co-Trustee or Separate Trustee......................................................45

Section 5.12        Tax Matters........................................................................................46

                                                  ARTICLE VI

                                                 THE DEPOSITOR

Section 6.01        Liability of the Depositor.........................................................................49

Section 6.02        Merger, Consolidation or Conversion of the Depositor...............................................49

Section 6.03        Limitation on Liability of the Depositor and Others................................................49

                                                  ARTICLE VII

                                                  TERMINATION

Section 7.01        Termination........................................................................................51

Section 7.02        Final Distribution on the Certificates.............................................................51

Section 7.03        Additional Termination Requirements................................................................52

                                                 ARTICLE VIII

                                           MISCELLANEOUS PROVISIONS

Section 8.01        Amendment..........................................................................................54

Section 8.02        Action Under and Conflicts With the Underlying Agreement...........................................55

Section 8.03        Recordation of Agreement...........................................................................55

Section 8.04        Certain REMIC Matters..............................................................................56

Section 8.05        Limitation on Rights of Certificateholders.........................................................56

Section 8.06        Governing Law......................................................................................57

Section 8.07        Notices............................................................................................57

Section 8.08        Severability of Provisions.........................................................................57

Section 8.09        Successors and Assigns.............................................................................58

Section 8.10        Article and Section Headings.......................................................................58

Section 8.11        Certificates Nonassessable and Fully Paid..........................................................58


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


Section 8.12        Protection of Assets...............................................................................58

                                                ARTICLE IX 58

                                            EXCHANGE ACT REPORTING

Section 9.01        Filing Obligations.................................................................................58

Section 9.02        Form 10-D Filings..................................................................................59

Section 9.03        Form 8-K Filings...................................................................................60

Section 9.04        Form 10-K Filings..................................................................................60

Section 9.05        Sarbanes-Oxley Certification.......................................................................61

Section 9.06        Form 15 Filing.....................................................................................61

Section 9.07        Report on Assessment of Compliance and Attestation.................................................61

Section 9.08        Use of Subcontractors..............................................................................62

Section 9.09        Amendments.........................................................................................63

Schedule I List of Deposited Underlying Certificates and Underlying Agreement
Exhibit A - Form of Class A Certificate ..............................................................................A-1
Exhibit B - [Reserved]................................................................................................B-1
Exhibit C - Form of Residual Certificate..............................................................................C-1
Exhibit D - Form of Reverse of Certificate............................................................................D-1
Exhibit E - Form of Transferor Affidavit..............................................................................E-1
Exhibit F - Form of Transfer Affidavit for the Class A-R Certificate .................................................F-1
Exhibit G - [Reserved]................................................................................................F-1
Exhibit H - Form of Performance Certification.........................................................................H-1
Exhibit I - Form of Servicing Criteria to be Addressed in Assessment of
                      Compliance Statement............................................................................I-1
Exhibit J - List of Item 1119 Parties.................................................................................J-1
Exhibit K - Form of Sarbanes-Oxley Certification......................................................................K-1

            TRUST AGREEMENT, dated as of July 25, by and among IndyMac MBS, Inc., as depositor (the "Depositor"), Credit Suisse Securities (USA) LLC, as underlying certificate seller (the "Underlying Certificate Seller"), and Deutsche Bank National Trust Company, as trustee (the "Trustee") and in its capacities as Securities Intermediary and as Bank (each as defined below).

                             W I T N E S S E T H:

            WHEREAS, the Depositor, the Underlying Certificate Seller and the Trustee desire to enter into a trust agreement dated as of the date hereof (the "Trust Agreement"); and

            WHEREAS, the Underlying Certificate Seller has transferred its interests in and to the Deposited Underlying Certificates (as defined herein) to the Depositor pursuant to a bill of sale executed by the Underlying Certificate Seller in favor of the Depositor;

            NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

            The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Trustee will elect that the Trust Fund be treated for federal income tax purposes as comprising a single real estate mortgage investment conduit (the "Master REMIC"). The Master REMIC will hold as assets the Deposited Underlying Certificates and will be evidenced by the Certificates, each of which (other than the Class A-R Certificate) will represent ownership of one or more "REMIC regular interests" in the Master REMIC. The Class A-R Certificate will represent ownership of the sole Class of "REMIC residual interest" in the Master REMIC. The latest possible maturity date, for federal income tax purposes, of all REMIC regular interests created herein shall be the Latest Possible Maturity Date.

                               THE MASTER REMIC

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount):


------------------------- ---------------------------- ------------------------- ------------------------ --------------------------
                                                                                                                  Integral
                                    Initial Class            Pass-Through                                         Multiples
Class                                Certificate                 Rate                      Minimum              in Excess of
Designation                            Balance               (per annum)                Denomination               Minimum
------------------------- ---------------------------- ------------------------- ------------------------ --------------------------
Class A-1                 $     172,513,000.00               Variable (1)                $25,000.00                $1.00
------------------------- ---------------------------- ------------------------- ------------------------ --------------------------
Class A-2                 $     16,669,000.00                Variable (1)                $25,000.00                $1.00
------------------------- ---------------------------- ------------------------- ------------------------ --------------------------
Class A-3                 $     57,824,026.00                Variable (1)                $25,000.00                $1.00
------------------------- ---------------------------- ------------------------- ------------------------ --------------------------
Class A-R (4)             $     100                        Variable (1)(2)                $100.00                   N/A
------------------------- ---------------------------- ------------------------- ------------------------ --------------------------


1. The Pass-Through Rate on this Class of Certificates for the Interest Accrual Period related to any Distribution Date will be the pass-through rate for the Deposited Underlying Certificates for the related Underlying Distribution Date.

4. The Class A-R Certificate evidences the sole Class of residual interest in each REMIC.

Set forth below are designations of Classes of Certificates to the categories used herein:


Accretion Directed
Certificates...................................          None.

Accrual Certificates...........................          None.

Accrual Components.............................          None.

Book-Entry Certificates........................          All Classes of Certificates other than the Physical Certificates.

COFI Certificates..............................          None.

Component Certificates.........................          None.

Components.....................................          None.

Delay Certificates.............................          All  interest-bearing  Classes of  Certificates  other than the Non-Delay
                                                         Certificates, if any.

ERISA-Restricted
Certificates...................................          Residual  Certificates;  and any  Certificate  of a Class that  ceases to have a rating of at least BBB- or its equivalent from at least one Rating
                                                         Agency.

Floating Rate Certificates.....................          None.

Inverse Floating Rate
Certificates...................................          None.

LIBOR Certificates.............................          None

Non-Delay Certificates.........................          None.

Notional Amount
Certificates...................................          None.

Notional Amount Components.....................          None.

Offered Certificates...........................          All Classes of Certificates.

Physical Certificates..........................          Residual Certificates.

Planned Principal Classes......................          None.

Planned Principal Components...................          None.


                                      3


Principal Only
Certificates...................................          None.

Rating Agencies................................          Moody's and S&P

Regular Certificates...........................          All Classes of Certificates other than the Residual Certificates.

Residual Certificates..........................          Class A-R Certificate.

Scheduled Principal
Classes........................................          None.

Senior Certificates............................          Class A-1, Class A-2, Class A-3 and Class A-R Certificates.

Subordinated Certificates......................          None.

Super Senior Certificates......................          Class A-1 Certificates.

Support Certificates...........................          Class A-2 Certificates

Targeted Principal
Classes........................................          None.

Targeted Principal
Components.....................................          None.

            With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                  ARTICLE I

                                  DEFINITIONS

      Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Accrual Amount: Not applicable.

      Accrual Termination Date: Not applicable.

      Additional Designated Information: As defined in Section 9.02

      Aggregate Planned Balance: Not applicable.


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


      Aggregate Targeted Balance: Not applicable.

      Agreement: This Trust Agreement and all amendments hereof and supplements hereto.

      Allocated Underlying Net Prepayment Interest Shortfalls: As to any Distribution Date, the Underlying Net Prepayment Interest Shortfalls allocated to the Deposited Underlying Certificates in accordance with the Underlying Agreement in connection with distributions thereon for such Distribution Date.

      Allocated Underlying Realized Losses: As to any Distribution Date, the Underlying Realized Losses (including Underlying Excess Losses) allocated to the Deposited Underlying Certificates in accordance with the Underlying Agreement in connection with distributions thereon for such Distribution Date.

      Available Funds: As to any Distribution Date, the sum of Available Interest Funds and Available Principal Funds on such Distribution Date.

      Available Interest Funds: As to any Distribution Date, the aggregate of all previously undistributed amounts received by the Trustee on or prior to such Distribution Date as distributions of interest on the Deposited Underlying Certificates.

      Available Principal Funds: As to any Distribution Date, the aggregate of all previously undistributed amounts received by the Trustee on or prior to such Distribution Date as distributions of principal on the Deposited Underlying Certificates, reduced by any taxes imposed on the Trust Fund to be paid from amounts otherwise distributable to Certificateholders pursuant to
Section 5.12 (in each case, that have not been previously paid by a reduction of Available Principal Funds).

      Bank: As defined in Section 3.02(a).

      Book-Entry Certificate: As specified in the Preliminary Statement.

      Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, or the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

      Certificate: Any one of the Certificates executed by the Trustee, on behalf of the Trust, substantially in the forms attached hereto as exhibits.

      Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof (A) plus any Underlying Subsequent Recoveries added to the Certificate Balance of such Certificate pursuant to Section 3.04, and (B) minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Underlying Realized Losses allocated thereto and, all other reductions in Certificate Balance (including the pro rata portion of certain expenses and liabilities reimbursable to the Depositor pursuant to Section

3.03(b) and any taxes imposed on the Trust Fund paid pursuant to Section 3.03(c)) previously allocated thereto pursuant to Section 3.06.

      Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

      Certificate Register: The register maintained pursuant to Section
4.02(a).

      Class: All Certificates bearing the same designation as set forth in the Preliminary Statement.

      Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

      Class Interest Shortfall: As to any Distribution Date and Class, the amount by which the amount described in clause (i) of the definition of Class Optimal Interest Distribution Amount for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to such clause (i).

      Class Optimal Interest Distribution Amount: With respect to any Distribution Date and interest bearing Class, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Class Certificate Balance or Notional Amount immediately prior to such Distribution Date, subject to reduction as provided in 3.04(c) and (ii) any Class Unpaid Interest Amounts for such Class.

      Class Unpaid Interest Amounts: As to any Distribution Date and Class of interest bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimal Interest Distribution Amount.

      Closing Date: July 28, 2006.

      Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

      Commission: The United Stated Securities and Exchange Commission.

      Component Balance: With respect to any Component and any Distribution Date, the Initial Component Balance thereof on the Closing Date, (A) plus any Underlying Subsequent Recoveries added to the Component Balance of such Component pursuant to Section 3.04, (B) minus the sum of all amounts applied in reduction of the principal balance of such Component and Realized Losses allocated thereto on previous Distribution Dates.

      Component Certificates: As specified in the Preliminary Statement.

      Component Notional Amount: Not applicable.

      Corporate Trust Office: The designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration IN06R2, and which is the address to which notices to and correspondence with the Trustee should be directed. With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, the Corporate Trust Office is located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit.

      Definitive Certificate: Any definitive, fully registered Certificate.

      Delay Certificates: As specified in the Preliminary Statement.

      Delivery: When used with respect to any Distribution Account Property or Securities Account Property means delivery of such Distribution Account Property or Securities Account Property, as applicable, as follows (terms used in the following provisions that are not otherwise defined are used as defined in Article 8 of the UCC):

      (1) in the case of each certificated security (other than a clearing corporation security (as defined below)) or instrument, by:

            (A) the delivery of such certificated security or instrument to the Securities Intermediary registered in the name of the Securities Intermediary or its affiliated nominee or endorsed to the Securities Intermediary or in blank,

            (B) the Securities Intermediary continuously indicating by book-entry that such certificated security or instrument is credited to the Securities Account, and

            (C) the Securities Intermediary maintaining continuous possession of such certificated security or instrument in the State of New York;

      (2) in the case of each uncertificated security (other than a clearing corporation security), by causing:

            (A) such uncertificated security to be continuously registered on the books of the issuer thereof to the Securities Intermediary, and

            (B) the Securities Intermediary continuously indicating by book-entry that such uncertificated security is credited to the Securities Account;

      (3) in the case of each security in the custody of or maintained on the books of a clearing corporation or its nominee (a "clearing corporation security"), by causing:

            (A) the relevant clearing corporation to credit such clearing corporation security to the securities account of the Securities Intermediary, and

            (B) the Securities Intermediary continuously indicating by book-entry that such clearing corporation security is credited to the Securities Account;

      (4) in the case of each security issued or guaranteed by the United States of America or agency or instrumentality thereof and that is maintained in book-entry records of the Federal Reserve Bank of New York ("FRBNY") (each such security, a "government security"), by causing:

            (A) the creation of a security entitlement to such government security by the credit of such government security to the securities account of the Securities Intermediary at the FRBNY, and

            (B) the Securities Intermediary continuously indicating by book-entry that such government security is credited to the Securities Account;

      (5) in the case of each security entitlement not governed by clauses (1) through (4) above, by:

            (A) causing a securities intermediary (x) to indicate by book-entry that the underlying "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Securities Intermediary's securities account, (y) to receive a financial asset from the Securities Intermediary or acquiring the underlying financial asset for the Securities Intermediary, and in either case, accepting it for credit to the Securities Intermediary's securities account or (z) to be become obligated under other law, regulation or rule to credit the underlying financial asset to the Security Intermediary's securities account,

            (B) the making by such securities intermediary of entries on its books and records continuously identifying such security entitlement as belonging to the Securities Intermediary and continuously indicating by book-entry that such securities entitlement is credited to the Securities Intermediary's securities account, and

            (C) the Securities Intermediary continuously indicating by book-entry that such security entitlement (or all rights and property of the Securities Intermediary representing such securities entitlement) is credited to the Securities Account; and

      (6) in the case of cash or money, by:

            (A) the delivery of such cash or money to the Bank, and

            (B) the Bank's continuously crediting such cash or money to the Distribution Account.

      Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

      Deposited Underlying Certificates: As set forth on Schedule I hereto.

      Depositor: IndyMac MBS, Inc., a Delaware corporation, or its successors in interest.

      Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Deutsche Bank: Deutsche Bank National Trust Company, a national banking association, or its successor in interest.

      Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.02 in the name of the Trustee for the benefit of the Certificateholders and designated "Deutsche Bank National Trust Company in trust for registered holders of IndyMac INDX Mortgage Loan Trust 2006-R1, Mortgage Pass-Through Certificates, Series 2006-R1." Funds in, and other property credited to, the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

      Distribution Account Property: The Distribution Account, all amounts, investments and other property held from time to time in the Distribution Account, and all proceeds of the foregoing.

      Distribution Date: The same day as each Underlying Distribution Date.

      EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

      Eligible Account: Any of (i) a segregated account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of Moody's and one of the two highest short-term ratings of S&P and Fitch, if Fitch or S&P is a Rating Agency, at the time any amounts are held on deposit therein, or (ii) a segregated account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a segregated trust account or accounts maintained with the trust department of a federal or state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title XII of the C.F.R. Section 9.10(b) which in either case has corporate trust powers acting in its fiduciary capacity, (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest by investment in Permitted Investments, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of the Underwriter's Exemption.

      ERISA-Restricted Certificate: As specified in the Preliminary Statement.

      Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      Exchange Act Reports: Any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Trust Fund under the Exchange Act.

      Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 8.07 the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, NY 10004, Attention: MBS Monitoring - IndyMac INDX 2006-R1, or any other address Fitch furnishes to the Depositor.

      Form 10-D Disclosure Item: With respect to any Person, any material litigation or governmental proceedings pending against such Person, or against any of the Trust Fund, the Depositor, the Trustee or any co-trustee, if such Person has actual knowledge thereof.

      Form 10-K Disclosure Item: With respect to any Person, (a) any Form 10-D Disclosure Item and (b) any affiliations or relationships between such Person and any Item 1119 Party.

      Initial Class Certificate Balance: With respect to each Class of Certificates, the Class Certificate Balance of such Class on the Closing Date.

      Interest Accrual Period: With respect to each Class of Delay Certificates and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to any Class of Non-Delay Certificates and any Distribution Date, the one month period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs (other than the first Distribution Date, for which it is the Closing Date) and ending on the

24th day of the month in which such Distribution Date occurs. All Classes of Certificates will accrue interest on the basis of a 360-day year consisting of twelve 30-day months.

      Interest Determination Date: With respect to any Interest Accrual Period for any LIBOR Certificates, the second Business Day prior to the first day of such Interest Accrual Period.

      International Organization: As defined in the Code.

      Investment Company Act: The Investment Company Act of 1940, as amended.

      Item 1119 Party: The Depositor, the Underlying Certificate Seller, the Trustee and any other material transaction party, as identified in Exhibit J, as updated pursuant to Section 9.04.

      Latest Possible Maturity Date: The Distribution Date in December 2035.

      LIBOR: The London interbank offered rate for one-month United States dollar deposits calculated in the manner described in Section 3.07.

      LIBOR Certificates: As specified in the Preliminary Statement.

      Limited Exchange Act Reporting Obligations: The obligations of the Trustee under Section 3.11(b), Section 5.10 and Section 5.08 with respect to notice and information to be provided to the Depositor and Article 9 (except
Section 9.07(a)(i) and (ii)).

      Majority in Interest: As to any Class of Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

      Master REMIC: As described in the Preliminary Statement.

      Master Servicer: The "Master Servicer" as defined in the Underlying Agreement.

      Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 3.08.

      Moody's: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Depositor.

      Non-Delay Certificates: As specified in the Preliminary Statement.

      Notional Amount: Not applicable.

      Notional Amount Certificates: As specified in the Preliminary Statement.

      Officers' Certificate: A certificate (i) in the case of the Depositor, signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or (ii) in the case of any other Person, signed by an authorized officer of such Person.

      Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, including, in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor, (ii) not have any direct financial interest in the Depositor or in any affiliate thereof, and (iii) not be connected with the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

      Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

            (i) Certificates theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; and

            (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

      Pass-Through Rate: For any interest bearing Class of Certificates or Component, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

      Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

      Performance Certification: As defined in Section 9.05.

      Permitted Investments: At any time, any one or more of the following obligations and securities and may include investments for which the Trustee or any of its Affiliates serves as investment manager or advisor:

            (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

            (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

            (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

            (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

            (v) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

            (vi) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

            (vii) such other relatively risk free investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency provided, that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

      Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the
Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in Section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause either REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

      Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

      Physical Certificate: As specified in the Preliminary Statement.

      Planned Balance: Not applicable.

      Planned Principal Classes: As specified in the Preliminary Statement.

      Prepayment Assumption: As defined in the Prospectus Supplement.

      Priority Amount: Not applicable.

      Priority Percentage: Not applicable.

      Prospectus Supplement: The Prospectus Supplement, dated July 28, 2006 relating to the Offered Certificates.

      Purchase Price: As defined in Section 2.03(a) hereof.

      Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is identified as a "Rating Agency" in the Underwriter's Exemption and designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      Record Date: The last Business Day of the calendar month preceding the month in which such Distribution Date occurs.

      Reference Bank: As defined in Section 3.07 hereof.

      Regular Certificates: As described in the Preliminary Statement.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

      REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

      Reportable Event: Any event required to be reported on Form 8-K, and in any event, the following:

      (a) entry into a definitive agreement related to the Trust Fund, the Certificates or the Deposited Underlying Certificates, or an amendment to a Transaction Document, even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

      (b) termination of a Transaction Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

      (c) with respect to the Trustee only, if the Trustee becomes aware of any bankruptcy or receivership with respect to the Underlying Certificate Seller, the Depositor, any enhancement or support provider contemplated by Items 1114(b) or 1115 of Regulation AB, or any other material party contemplated by Item 1101(d)(1) of Regulation AB;

      (d) with respect to the Trustee and the Depositor only, the occurrence of an early amortization, performance trigger or other event, including an Event of Default under this Agreement;

      (e) any amendment to this Agreement;

      (f) the resignation, removal, replacement, substitution of the Trustee;

      (g) with respect to the Trustee only, if the Trustee becomes aware that
(i) any material enhancement or support specified in Item 1114(a)(1) through
(3) of Regulation AB or Item 1115 of Regulation AB that was previously applicable regarding one or more Classes of the Certificates has terminated other than by expiration of the contract on its stated termination date or as a result of all parties completing their obligations under such agreement;
(ii) any material enhancement specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB has been added with respect to one or more Classes of the Certificates; or (iii) any existing material enhancement or support specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB with respect to one or more Classes of the Certificates has been materially amended or modified; and

      (h) with respect to the Trustee and the Depositor only, a required distribution to Holders of the Certificates is not made as of the required Distribution Date under this Agreement.

      Reporting Subcontractor: With respect to the Trustee, any Subcontractor determined by such Person pursuant to Section 9.08(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

      Residual Certificates: As described in the Preliminary Statement.

      Responsible Officer: When used with respect to the Trustee, any Vice President, any Managing Director, Director, Associate, Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject and has direct responsibility for the administration of this Trust Agreement.

      Rule 3a-7: Rule 3a-7 of the Investment Company Act, as then in effect (or any successor rule).

      Sarbanes-Oxley Certification: As defined in Section 9.05.

      Securities Account: As defined in Section 3.02.

      Securities Account Property: The Securities Account, all amounts, investments and other property held from time to time in the Securities Account, and all proceeds of the foregoing.

      Securities Intermediary: As defined in Section 3.02(b).

      Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB.

      S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, the address for notices to S&P shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention:
Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor.

      Shift Percentage: Not applicable.

      Startup Day: The Closing Date.

      Subcontractor: Any vendor, subcontractor or other Person that performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Trustee.

      Suspension Notification: Notification to the Commission of the suspension of the Trust Fund's obligation to file reports pursuant to Section 15(d) of the Exchange Act.

      Targeted Balance: Not applicable.

      Targeted Principal Classes: As specified in the Preliminary Statement.

      Transaction Documents: This Agreement and any other document or agreement entered into in connection with the Trust Fund, the Certificates or the Deposited Underlying Certificates.

      Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

      Transfer Affidavit: A certificate substantially in the form of Exhibit
F.

      Transferor Affidavit: A certificate substantially in the form of Exhibit
E.

      Trustee: Deutsche Bank National Trust Company and its successors and, if a successor trustee is appointed hereunder, such successor.

      Trust Fund: The corpus of the trust created by this Agreement and evidenced by the Certificates, consisting of: (A) the Deposited Underlying Certificates, (B) all distributions thereon due to the holders of the Deposited Underlying Certificates after July 25, 2006 in respect of the terms thereof, (C) the Distribution Account and the Securities Account, (D) all investment property, deposit accounts, accounts, general intangibles, money, instruments, documents and other property evidencing any and all of the foregoing, and (E) all proceeds of any and all of the foregoing.

      UCC: The Uniform Commercial Code as in effect in the State of New York.

      Underlying Agreement: The Pooling and Servicing Agreement, dated as of October 1, 2005 among IndyMac MBS, Inc., as depositor, IndyMac Bank, F.S.B., as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee, related to IndyMac INDX Mortgage Loan Trust 2005-AR25, Mortgage Pass-Through Certificates, Series 2005-AR25, as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

      Underlying Certificate Account: The "Certificate Account" as defined in the Underlying Agreement.

      Underlying Certificate Seller: Credit Suisse Securities (USA) LLC, a Delaware limited liability company, or its successors in interest.

      Underlying Distribution Date: The "Distribution Date" as defined in the Underlying Agreement.

      Underlying Excess Losses: "Excess Losses" as defined in the Underlying Agreement.

      Underlying Liquidated Mortgage Loan: "Liquidated Mortgage Loan" as defined in the Underlying Agreement.

      Underlying Net Prepayment Interest Shortfalls: "Net Prepayment Interest Shortfalls" as defined in the Underlying Agreement.

      Underlying Realized Losses: "Realized Losses" (other than any Underlying Excess Losses) as defined in the Underlying Agreement.

      Underlying Relief Act Reductions: Any "Relief Act Reductions" as defined in the Underlying Agreement.

      Underlying Senior Credit Support Depletion Date: The "Senior Credit Support Depletion Date" as defined in the Underlying Agreement.

      Underlying Subsequent Recoveries: "Subsequent Recoveries" as defined in the Underlying Agreement.

      Underlying Trust: The "Trust Fund" as defined in the Underlying
Agreement.

      Underlying Trustee: The "Trustee" as defined in the Underlying
Agreement.

      Underwriter's Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights (or 100% of the Voting Rights if there is no Class of Notional Amount Certificates) shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

                                  ARTICLE II

             CONVEYANCE OF THE DEPOSITED UNDERLYING CERTIFICATES;
                       ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01 Conveyance of the Deposited Underlying Certificates. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trustee, on behalf of the Holders of the Certificates, without recourse, all the right, title and interest of the Depositor in and to the Deposited Underlying Certificates with appropriate endorsements and other documentation sufficient under the Underlying Agreement to transfer each such Deposited Underlying Certificate, free and clean of any lien, pledge, charge or encumbrance of any kind to the Trustee, including all distributions thereon due after July 25, 2006, and all proceeds of the foregoing. Each of the Underlying Certificate Seller and the Depositor severally agrees to transfer to the Trustee promptly upon receipt (by wire transfer of immediately available funds), any amounts it receives in respect of the Deposited Underlying Certificates due thereon after July 25, 2006.

      The transfer of the Deposited Underlying Certificates and all other assets constituting the Trust Fund is absolute and is intended by the parties hereto as a sale. The Underlying Certificate Seller hereby confirms that it has caused the beneficial ownership interest in the Deposited Underlying Certificates to be registered with a Depository Participant or an indirect participant in the Depository in the name of the Securities Intermediary for the benefit of the Trustee on behalf of the Certificateholders.

      The Securities Intermediary hereby confirms to the Trustee that (i) the Deposited Underlying Certificates have been confirmed by the Depository to have been delivered to the Trustee (on behalf of the Certificateholders), subject to no other interests, and held with the Securities Intermediary, as a Depository Participant, in book-entry form, and (ii) the Securities Intermediary is holding such Deposited Underlying Certificate for the account of the Trustee, on behalf of the Certificateholders. The Trustee hereby acknowledges the receipt by it and the Securities Intermediary of the Deposited Underlying Certificates and the other documents and instruments referenced above, in good faith and without actual notice of any adverse claim, and declares that it holds and will hold the Deposited Underlying Certificates and the other documents and instruments, and that it holds and will continuously hold all other assets in the Trust Fund, in each case, in the State of New York (provided, however, that if the Deposited Underlying Certificates ever become definitive certificates, the Trustee will hold them in Nashville, Tennessee), in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee shall not permit the Deposited Underlying Certificates or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee. The Depositor agrees to provide to the Trustee all documents required for the transfer to the Trustee of the Deposited Underlying Certificates.

      It is intended that the conveyance of the Deposited Underlying Certificates by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Deposited Underlying Certificates by the Depositor to the Trustee for the benefit of the

Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Deposited Underlying Certificates by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Deposited Underlying Certificates are held to be the property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Deposited Underlying Certificates, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the UCC and the corresponding articles of the Uniform Commercial Code of any other applicable jurisdiction; and (b) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, in and to the Trust Fund. The Depositor and the Trustee, at the Depositor's written direction and expense, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Deposited Underlying Certificates and other assets constituting the Trust Fund described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

      Section 2.02 Acceptance by Trustee. Deutsche Bank, in its capacity as Securities Intermediary for the Trustee confirms that (i) the Deposited Underlying Certificates in book-entry form have been confirmed by the Depository to have been delivered to the Trustee, subject to no other interests, and held in the Securities Intermediary in book-entry form, as a participant in the Depository and (ii) the Securities Intermediary is holding such Deposited Underlying Certificates in book-entry form for the account of the Trustee, as owner of the Deposited Underlying Certificates in its capacity as trustee for the Certificateholders. The Trustee declares that it shall hold ownership interest in the Deposited Underlying Certificates in trust and shall hold all proceeds of any of the foregoing and all other rights, titles or interests of the Trustee in any asset included in the Trust Fund from time to time in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to confirm that the class designation and original principal balance with respect to the Deposited Underlying Certificates conform to the information set forth on Schedule I on the Closing Date.

      Section 2.03 Representations and Warranties of the Underlying Certificate Seller. The Underlying Certificate Seller hereby represents and warrants to the Depositor and the Trustee

      (a) With respect to the Deposited Underlying Certificates as of the Closing Date as follows:

            (i) prior to the transfer of the Deposited Underlying Certificates to the Depositor, the Underlying Certificate Seller was the sole owner of the Deposited Underlying Certificates free and clear of any lien, pledge, charge or encumbrance of any kind and prior to the transfer of the Deposited Underlying Certificates to the Trust Fund, the Depositor was the sole owner of the Deposited Underlying Certificates free and clear of any lien, pledge, charge or encumbrance of any kind;

            (ii) the Underlying Certificate Seller has not assigned any interest in the Deposited Underlying Certificates or any distributions thereon, except as contemplated herein;

            (iii) the crediting of the Deposited Underlying Certificates to the Securities Account is sufficient to effect the transfer of all right, title and interest in the Deposited Underlying Certificates to the Trustee pursuant to Section 2.01 free and clean of any lien, pledge, charge or encumbrance of any kind;

            (iv) the Deposited Underlying Certificates constitute a "securities entitlement" within the meaning of the UCC;

            (v) neither the Underlying Certificate Seller nor the Depositor is aware of any default or event of default under, or breach of any terms of, the Underlying Agreement or the Deposited Underlying Certificates;

            (vi) the information set forth on Schedule I to this Agreement is true and correct as of the Closing Date; and

            (vii) the Deposited Underlying Certificates have been credited to the Securities Account.

      The representations and warranties set forth in this Section 2.03(a) shall survive the transfer and assignment of the Deposited Underlying Certificates by the Depositor to the Trustee. Upon discovery by the Underlying Certificate Seller, the Depositor or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the Deposited Underlying Certificates, the Underlying Certificate Seller, the Depositor or the Trustee shall give prompt written notice to the other parties and to the Certificateholders. If such discovery or notice occurs prior to the Distribution Date in September 2006, the Underlying Certificate Seller shall cure such breach in all material respects or, if such breach cannot be cured on or prior to the Distribution Date in September 2006, the Underlying Certificate Seller shall repurchase the Deposited Underlying Certificates from the Trustee on the Distribution Date immediately following the date on which the Underlying Certificate Seller is so directed by Holders of a Majority in Interest of the Classes of Regular Certificates. Any such repurchase of the Deposited Underlying Certificates by the Underlying Certificate Seller shall be accomplished on the Distribution Date of repurchase, by the payment on the Business Day prior to such Distribution Date by the Underlying Certificate Seller to the Trustee of an amount (in immediately available funds) (the "Purchase Price") equal to the principal balance of the Deposited Underlying Certificates immediately prior to the Distribution Date of such repurchase plus unpaid interest thereon due on or prior to the Distribution Date of such repurchase (it being understood that all distributions made on the Deposited Underlying Certificates up to immediately prior to the Distribution Date of such repurchase shall be property of the Trust Fund). The payment of the Purchase Price shall be considered a prepayment in full of the Deposited Underlying Certificates and shall be delivered to the Trustee for deposit in the Distribution Account in accordance with the provisions of Section 3.02 hereof. Upon such deposit into such Distribution Account, the repurchased Deposited Underlying Certificates shall be released to the Underlying Certificate

Seller, and the Trustee and the Depositor shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested and provided by the Underlying Certificate Seller to vest in the Underlying Certificate Seller, or its designee or assignee, title to the Deposited Underlying Certificates repurchased pursuant hereto. The obligation of the Underlying Certificate Seller to cure such breach of representations and warranties or effect such repurchase of the Deposited Underlying Certificates shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders.

      (b) With respect to the Underlying Certificate Seller:

            (i) The Underlying Certificate Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to execute, deliver and perform this Agreement.

            (ii) This Agreement has been duly authorized, executed and delivered by the Underlying Certificate Seller and constitutes the legal, valid and binding agreement of the Underlying Certificate Seller, enforceable in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (iii) Neither the execution nor the delivery of this Agreement nor the issuance, delivery and sale of the Certificates, nor the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms of this Agreement or the Certificates will result in the breach of any term or provision of the charter, by-laws or resolutions of the Underlying Certificate Seller or conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any material indenture or other agreement or instrument to which the Underlying Certificate Seller is a party or by which it is bound, or any statute, order or regulation applicable to the Underlying Certificate Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Underlying Certificate Seller.

            (iv) There are no actions or proceedings against, or investigations of, the Underlying Certificate Seller pending, or, to the knowledge of the Underlying Certificate Seller, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, or (C) which might materially and adversely affect the validity or enforceability of this Agreement or the Certificates.

      It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the Trust Fund to the Trustee. Upon discovery by the Underlying Certificate Seller, the Depositor or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties which breach materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties and to the Rating Agencies.

      Section 2.04 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Trustee as of the Closing Date as follows:

            (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to execute, deliver and perform this Agreement.

            (ii) This Agreement has been duly authorized, executed and delivered by the Depositor and constitutes the legal, valid and binding agreement of the Depositor, enforceable in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (iii) Neither the execution nor the delivery of this Agreement nor the issuance, delivery and sale of the Certificates, nor the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms of this Agreement or the Certificates will result in the breach of any term or provision of the charter or by-laws of the Depositor or conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any material indenture or other agreement or instrument to which the Depositor is a party or by which it is bound, or any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor.

            (iv) There are no actions or proceedings against, or investigations of, the Depositor pending, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, or (C) which might materially and adversely affect the validity or enforceability of this Agreement or the Certificates.

            (v) This Agreement creates a valid and continuing security interest in the Deposited Underlying Certificates in favor of the Trustee, on behalf of the Trust Fund, which security interest is prior to all other liens and is enforceable as such as against creditors and purchasers from the Depositor.

            (vi) Immediately before the assignment of the Deposited Underlying Certificates to the Trustee, the Depositor had good and marketable title to such Deposited Underlying Certificates free and clear of any lien, claim, encumbrance of any Person. The Depositor has received all consents and approvals required by the terms of the Deposited Underlying Certificates to the transfer to the Trustee of its interest and rights in the Deposited Underlying Certificates.

            (vii) The Distribution Account constitutes a "deposit account" (as defined in Section 9-102(a)(29) of the UCC). The Securities Account constitutes a "securities account" (as defined in Section 8-501(a) of the UCC). The Deposited Underlying Certificates have been credited to the Securities Account. The Securities Intermediary has agreed to treat all assets credited to the Securities Account as "financial assets" (as defined in Section 8-102(a)(9) of the UCC).

            (viii) This Agreement is an agreement pursuant to which the Securities Intermediary or the Bank, as the case may be, has agreed to comply with all instructions or directions originated by the Trustee relating to the Distribution Account and the Securities Account without further consent by the Depositor.

            (ix) Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Deposited Underlying Certificates. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of the collateral covering the Deposited Underlying Certificates. The Depositor is not aware of any judgment or tax lien filings against the Depositor.

            (x) Neither the Distribution Account nor the Securities Account is in the name of any person other than the Trustee. The Depositor has not consented to the securities intermediary of the Securities Account to comply with entitlement orders of any person other than the Trustee.

      It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Trust Fund to the Trustee. Upon discovery by the Depositor or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties which breach materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other party and to the Rating Agencies.

      Section 2.05 Issuance of Certificates. The Trustee acknowledges the receipt by it of the Deposited Underlying Certificates and concurrently with such receipt, the Trustee has duly executed on behalf of the Trust Fund, authenticated and delivered, to or upon the written order of the Depositor, the Certificates in authorized denominations and registered in such names as the Depositor has directed in writing.

      Section 2.06 REMIC Matters. The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to each REMIC hereunder shall be the Trustee. Each REMIC's fiscal year shall be the calendar year.

      Section 2.07 Presentation for Transfer. On the Closing Date, the Underlying Certificate Seller, the Depositor and/or the Trustee (as appropriate) shall present the documents described in

Section 2.01 for registration of transfer of the Deposited Underlying Certificates to the Trustee, pursuant to the requirements under the Underlying Agreement.

                                 ARTICLE III

                       ADMINISTRATION OF THE TRUST FUND;
                  PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

      Section 3.01 Defaults by the Underlying Trust. In connection with its receipt of any distribution on the Deposited Underlying Certificates on any Distribution Date, if (i) the amount of any distribution varies from the amount due thereon pursuant to the terms of the Underlying Agreement, (ii) the Trustee shall not have received a distribution by the close of business on such Distribution Date, or (iii) a Responsible Officer of the Trustee shall gain actual knowledge of any default under the Underlying Agreement, the Trustee shall promptly notify the Depositor, the Underlying Certificate Seller and the Certificateholders, and shall, subject to the provisions of Sections
5.01 and 5.02, pursue such remedies as may be available to it as holder of such Deposited Underlying Certificates in accordance with the terms of the Underlying Agreement.

      Section 3.02 Distribution Account and Securities Account. (a) The Trustee, for the benefit of the Certificateholders, shall establish and maintain an account (the "Distribution Account") at the Bank, which shall be an Eligible Account, entitled "Indy Mac MBS, Inc. IndyMac INDX Mortgage Loan Trust 2006-R1." The Distribution Account shall be maintained as a "deposit account" (as defined in Section 9-102(a)(29), bearing a designation clearly indicating that the account and all funds deposited in it are held for the exclusive benefit of the Certificateholders. All amounts on deposit in the Distribution Account shall remain uninvested. Deutsche Bank hereby confirms the following with respect to the Distribution Account: (A) the Distribution Account shall be established and maintained as a "deposit account" (as defined in Section 9-102(a)(29) of the UCC), (B) Deutsche Bank is an organization engaged in the business of banking and is acting in such capacity (in such capacity, the "Bank") in maintaining the Distribution Account and (C) the Trustee is the Bank's sole "customer" (within the meaning of Section 9-104 of the UCC) with respect to the Distribution Account (other than the Securities Account). Notwithstanding anything to the contrary and for the avoidance of doubt, if at any time the Bank shall receive any instructions originated by the Trustee directing the disposition of funds in the Distribution Account, the Bank shall comply with such instructions without further consent by the Depositor, the Underlying Certificate Seller or any other Person. Notwithstanding anything to the contrary, the Bank's "jurisdiction" (within the meaning of Section 9-304 of the UCC) is the State of New York.

      The Distribution Account Property shall be Delivered to the Securities Intermediary in accordance with the definition of "Delivery."

      (b) By the date of this Trust Agreement, the Trustee shall establish an account (the "Securities Account") which shall be established and maintained as a "securities account" as defined in Section 8-501 of the UCC to which financial assets are or may be credited, (B) Deutsche Bank shall act in the capacity of a "Securities Intermediary" as defined in of Section 8-102(a)(14) of the UCC (in such capacity, the "Securities Intermediary") with respect to the Securities Account, and (C) the Securities Intermediary shall treat the Trustee as the sole "entitlement holder" within the meaning of Section 8-102(a)(7) of the Securities Account and the sole Person entitled to exercise the rights that comprise any financial asset credited to the Securities Account.

      The Securities Account Property shall be Delivered to the Securities Intermediary in accordance with the definition of "Delivery."

      (c) Notwithstanding anything to the contrary and for the avoidance of doubt, if at any time the Securities Intermediary shall receive any notifications or entitlement orders from the Trustee directing it to transfer or redeem any financial asset or other property relating to the Securities Account, the Securities Intermediary shall comply with such notification or other entitlement order without further consent by the Depositor or any other Person. Notwithstanding anything to the contrary, the Securities Intermediary's jurisdiction (as defined in Section 8-110 of the UCC) shall be the State of New York.

      (d) The Trustee shall upon receipt deposit into the Securities Account and then immediately transfer to the Distribution Account the following payments and collections in respect of the Deposited Underlying Certificates:

            (i) all distributions due and received on the Deposited Underlying Certificates after July 25, 2006; and

            (ii) any amount required to be deposited in the Distribution Account pursuant to Section 2.03(a) in connection with the repurchase of a Deposited Underlying Certificate by the Underlying Certificate Seller.

      (e) Upon a determination by the Trustee that the final distribution shall be made in respect of a Deposited Underlying Certificate, the Trustee shall take such steps as may be necessary in connection with the final payment thereon in accordance with the terms and conditions of the Underlying Agreement. The Trustee shall promptly deposit in the Distribution Account the final distribution received upon presentment and surrender of the affected Deposited Underlying Certificate.

      (f) The Depositor shall give written notice to the Trustee, the Underlying Certificate Seller and each Rating Agency of any proposed change of the location of the Distribution Account or the Securities Account prior to any change thereof.

      (g) If the Bank or the Securities Intermediary has or subsequently obtains by agreement, operation of law, or otherwise a security interest in the Distribution Account or the Securities Account, each of the Bank and the Securities Intermediary hereby agrees that the security interest shall be subordinate to the security interest of the Trustee for the benefit of the Certificateholders.

      Section 3.03 Permitted Withdrawals From the Distribution Account. The Trustee may from time to time withdraw funds from the Distribution Account for the following purposes:

      (a) to make payments to Certificateholders in the amounts and in the manner provided in Section 3.04;

      (b) to pay any taxes imposed upon each REMIC hereunder, as provided in
Section 5.12; and

      (c) to clear and terminate the Distribution Account upon the termination of the Trust Fund.

      Section 3.04 Distributions.

      (a) On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Available Interest Funds for such Distribution Date and apply such funds to the distributions of interest on each interest-bearing Class of the Offered Certificates.

      (b) On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Available Principal Funds for such Distribution Date and apply such funds to the distributions of principal on the Classes of Offered Certificates, as follows:

            first, to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero; and

            second, concurrently, to the Class A-1 and Class A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

            third, to the Class A-3 Certificates, until its Class Certificate Balance is reduced to zero.

      (c) On each Distribution Date, Available Interest Funds and Available Principal Funds shall each be distributed on the Master REMIC Regular Interests, in each case in an amount sufficient to make the distributions to the Corresponding Classes of Certificates on such Distribution Date in accordance with the provisions of Sections 3.04(a).

      (d) [reserved].

      (e) If Subsequent Recoveries have been received with respect to an Underlying Liquidated Mortgage Loan and are applied to increase the Class Certificate Balance of the Deposited Underlying Certificates, that amount will be applied pro rata to increase the Class Certificate Balance of each Class of Certificates to which Realized Losses have been allocated, but in each case by not more than the amount of Underlying Realized Losses previously allocated to that Class of Certificates pursuant to Section 3.06. Holders of such Certificates will not be entitled to any payment in respect of the Class Optimal Interest Distribution Amount on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied pro rata to the Certificate Balance of each Certificate of such Class.

      Section 3.05 Reserved.

      Section 3.06 Allocation of Realized Losses.

      (a) On or prior to the beginning of the second Business Day prior to each Distribution Date, the Trustee shall determine the total amount of Allocated Underlying Realized Losses for such Distribution Date. The Trustee shall make such determination on the basis of amounts on deposit in the Underlying Certificate Account (which Underlying Certificate Account it holds as Underlying Trustee) or on the basis of the agreement referred to in the last sentence of Section 5.07.

      (b) Allocated Underlying Realized Losses with respect to any Distribution Date shall be allocated to the Classes of Certificates (other than the Class A-R Certificates) pro rata, based on their respective Class Certificate Balances, provided that any Allocated Underlying Realized Losses that would otherwise be allocated to the Class A-1 Certificates will be allocated to the Class A-2 Certificates, until its Class Certificate Balance is reduced to zero.

      (c) Any Allocated Underlying Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 3.06(b) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.

      (d) Any allocation of Allocated Underlying Realized Losses to a Certificate or any reduction in the Certificate Balance of a Certificate, pursuant to Section 3.06(a) above shall be accomplished by reducing the Certificate Balance thereof immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance."

      Section 3.07 Determination of Pass-Through Rates for LIBOR Certificates.

      (a) On each Interest Determination Date so long as any LIBOR Certificates are outstanding, the Trustee will determine LIBOR on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Telerate page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date. "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (formerly the Dow Jones Markets) (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      (b) If on any Interest Determination Date, LIBOR cannot be determined as provided in paragraph (A) of this Section 4.08, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available. LIBOR for the next Interest Accrual Period will be established by the Trustee on each Interest Determination Date as follows:

            (i) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next applicable Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

            (ii) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

            (iii) If on any Interest Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR for the related Classes of Certificates shall be LIBOR as determined on the preceding applicable Interest Determination Date.

      Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Underlying Certificate Seller initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Underlying Certificate Seller should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for
(i) the selection of any Reference Bank for purposes of determining LIBOR or
(ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

      (c) The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

      In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates, any Interest Settlement Rate, or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Dow Jones Markets) from the BBA designated banks, the Reference Banks or the New York City banks as to LIBOR, the Interest Settlement Rate or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from, the BBA designated banks, the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 3.07.

      The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

      Section 3.08 Statements to Certificateholders. Concurrently with each distribution on a Distribution Date, the Trustee will make available to the Holder of each Certificate and each Rating Agency on its website
(https://www.tss.db.com/invr) a statement generally setting forth the following information:

            (i) Available Interest Funds and Available Principal Funds for such Distribution Date, and the amount (if any) by which Available Principal Funds has been reduced on account of the payment of certain expenses, liabilities and taxes described in the definition thereof;

            (ii) with respect to such Distribution Date, the aggregate amount of principal and interest, stated separately, distributed to Holders of each Class of Certificates;

            (iii) with respect to such Distribution Date, the amount of any interest shortfall for each Class of Certificates, together with the amount of any unpaid interest shortfall for such Class immediately following such Distribution Date;

            (iv) with respect to each Class of Certificates, the losses allocated to such Class with respect to such Distribution Date;

            (v) the Class Certificate Balance of each Class of Certificates, after giving effect to distributions of principal of such Certificates on such Distribution Date; and

            (vi) any additional amount distributed to the Holder of the Class A-R Certificate on such Distribution Date.

      In addition, the Trustee will make available to Certificateholders copies of the statements received by the Trustee as the holder of the Deposited Underlying Certificates on behalf of the Trust Fund on its website as specified in this Section 3.08.

      Within a reasonable period of time after the end of each calendar year, the Trustee will prepare and deliver to each person who at any time during the previous calendar year was a Certificateholder of record a statement containing the information required to satisfy any requirements of the Code, the REMIC Provisions and regulations thereunder as from time to time are in force. For purposes of this Section 3.08, the Trustee's duties are limited to the extent that adequate information is reasonably available to the Trustee as described herein.

      Section 3.09 Reports of the Trustee; Distribution Account. Upon written request of a Certificateholder or Certificate Owner and at the expense of such Certificateholder or Certificate

Owner, the Trustee shall make available to Certificateholders or Certificate Owners within 15 days after the date of receipt of such request a statement setting forth the status of the Distribution Account as of the close of business on the last day of the calendar month immediately preceding such request, and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Distribution Account.

      Section 3.10 Access to Certain Documentation and Information. The Trustee shall provide the related Certificateholders or Certificate Owners with access to a copy of each report, if any, received by it as holder of the Deposited Underlying Certificates under the Underlying Agreement. The Trustee shall also provide the Depositor, the Underlying Certificate Seller with access to any such report and to all written reports, documents and records required to be maintained by the Trustee in respect of its duties hereunder. Such access shall be afforded without charge but only upon reasonable request evidenced by prior written notice received by the Trustee two Business Days prior to the date of such proposed access and during normal business hours of the Trustee at offices designated by the Trustee.

      Section 3.11 Annual Statement as to Compliance.

      (a) By March 1 of each year, commencing with 2007, the Trustee shall deliver to the Depositor an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Trustee during the preceding calendar year (or applicable portion thereof) and of the performance of the Trustee under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on the review, the Trustee has fulfilled all its obligations under this Agreement, in all material respects throughout the year (or applicable portion thereof), or, if there has been a failure to fulfill any obligation in any material respect, specifying each failure known to the officer and the nature and status thereof.

      (b) The Trustee shall cause each Subcontractor, if any, to deliver to the Depositor and the Trustee on or before March 15 of each year, commencing with its 2007 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of such Subcontractor during the preceding calendar year (or applicable portion thereof) and of the performance of the Subcontractor under the applicable agreement, has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, such Subcontractor has fulfilled all its obligations under the applicable agreement, in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

      (c) Copies of such statement shall be provided by the Trustee to any Certificateholder or Certificate Owner upon request at the Trustee's expense, provided such statement is delivered by the Trustee.

                                  ARTICLE IV

                               THE CERTIFICATES

      Section 4.01 The Certificates.

      The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

      Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee at least five Business Days prior to the related Record Date or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

      The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by an authorized officer of the Trustee upon the written direction of the Depositor. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless authenticated by the Trustee by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Trustee shall authenticate the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

      The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

      Section 4.02 Certificate Register; Registration of Transfer and Exchange of Certificates.

      (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 4.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

      At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

      No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

      All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

      (b) [reserved]

      (c) No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, (ii) a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or
(iii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee to the effect that the purchase and holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not so furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

      To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 4.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

      (d) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee substantially in the form attached hereto as Exhibit F.

            (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and to provide to the Trustee a certificate substantially in the form of Exhibit E stating that it has no knowledge that such Person is not a Permitted Transferee.

            (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 4.02(d) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this
      Section 4.02(d), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 4.02(c) and this Section 4.02(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a

      Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

      The restrictions on Transfers of a Residual Certificate set forth in this Section 4.02(d) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Underlying Certificate Seller or the Depositor, to the effect that the elimination of such restrictions will not cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

      (e) The preparation and delivery of all certificates and opinions referred to above in this Section 4.02(e) in connection with transfer shall be at the expense of the parties to such transfers.

      (f) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

      All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor or (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

      Section 4.03 Mutilated, Destroyed, Lost or Stolen Certificates.

      If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 4.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and its counsel) connected therewith. Any replacement Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 4.04 Persons Deemed Owners.

      The Depositor, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Depositor, the Trustee nor any agent of the Depositor or the Trustee shall be affected by any notice to the contrary.

      Section 4.05 Access to List of Certificateholders' Names and Addresses.

      If three or more Certificateholders or Certificate Owners (a) request such information in writing from the Trustee, (b) state that such Certificateholders or Certificate Owners desire to communicate with other Certificateholders or Certificate Owners with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders or Certificate Owners propose to transmit, or if the Depositor shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor or such Certificateholders or Certificate Owners at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder or Certificate Owner, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 4.06 Maintenance of Office or Agency. The Trustee will maintain at its expense an office or offices or agency or agencies located at c/o 648 Grassmere Park Rd., Nashville, TN 37211-3658, Attention: Transfer Unit, where Certificates may be surrendered for registration of transfer or exchange. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                  ARTICLE V

                            CONCERNING THE TRUSTEE

      Section 5.01 Duties of Trustee.

      The Trustee shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

      The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they appear on their face to be in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

      No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

      (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

      (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be conclusively determined by a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts; and

      (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement. As long as any Voting Rights are held by parties other than the Underlying Certificate Seller, its Affiliates, or its agents, Voting Rights of Certificates held by the Underlying Certificate Seller, its Affiliates or its agents as the Seller shall certify to the Trustee upon any entity obtaining such ownership, will be excluded from participating in such voting arrangements, and excluded from determining the 25% threshold.

      Section 5.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 5.01:

      (i) the Trustee may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

      (ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

      (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

      (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that no Certificates held by the Underlying Certificate Seller, the Depositor or any Affiliate shall be given effect for the purpose of calculating any such aggregation of Voting Rights;

      (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians, accountants, attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, nominee, custodian, attorney or accountant appointed with due care by it hereunder;

      (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

      (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement;

      (viii) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

      (ix) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

      (x) the Trustee shall not be deemed to have notice of any breach by the Underlying Certificate Seller of any representation, warranty or covenant or any default or event of default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default or breach is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Certificates and this Agreement;

      (xi) Neither, the Trustee nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted under this Agreement or in connection therewith except to the extent caused by the Trustee's negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

      (xii) In the event that the Trustee is also acting as Securities Intermediary and Bank hereunder, the rights, protections, immunities and indemnities afforded to the Trustee pursuant to this Article V shall be afforded to the Securities Intermediary and Bank;

      (xiii) The Trustee shall have no duty to monitor the performance of the Depositor or the Underlying Certificate Seller nor shall it have any liability (in its capacity as Trustee) in connection with the malfeasance or nonfeasance by the Depositor or the Underlying Certificate Seller; and

      (ix) The Trustee shall not knowingly take any action that would cause the Trust Fund to fail to qualify as a qualifying special purpose entity.

      All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of such Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

      In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering ("Applicable Law"), the Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Trustee. Accordingly, each of the parties agrees to provide to the Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Trustee to comply with Applicable Law.

      Section 5.03 Trustee Not Liable for Certificates or Deposited Underlying Certificates. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Underlying Certificate Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Deposited Underlying Certificates or related document other than with respect to the Trustee's execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Underlying Certificate Seller of any funds paid to the Depositor or the Underlying Certificate Seller in respect of the Deposited Underlying Certificates.

      Section 5.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

      Section 5.05 Trustee's Fees and Expenses. The Trustee acknowledges that on the Closing Date it will receive compensation for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder as specified in a separate fee schedule between the Trustee and the Underlying Certificate Seller. The Trustee shall be entitled reimbursement from the Underlying Certificate Seller upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions hereof or any other documents executed in connection herewith (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ). The obligations of the Underlying Certificate Seller under this Section 5.05 to compensate the Trustee and to pay or reimburse the Trustee for reasonable expenses, disbursements and advances shall survive the satisfaction and discharge of this Agreement and the earlier resignation or removal of the Trustee.

      Section 5.06 Indemnification of the Trustee. The Underlying Certificate Seller shall indemnify and defend the Trustee and any director, officer, employee, or agent of the Trustee and hold them harmless from and against, any and all losses, liabilities, damages, claims or expenses arising out of or in connection with the acceptance or administration of the trust or trusts hereunder (including, without limitation, any losses, liabilities, damages, claims or expenses arising from defending itself against any claim or liability in connection with the exercise or performance of any powers or duties hereunder), other than those resulting from the negligence or bad faith in the performance of any of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder; provided, however, that the Underlying Certificate Seller will not indemnify the Trustee, in its capacity as Underlying Trustee, for any loss, liability or expense incurred by the Underlying Trustee in connection with the Underlying Trust resulting from any act or omission of the Depositor, as the Underlying Depositor, acting with willful misfeasance, bad faith or negligence of its duties under the Underlying Agreement. Such indemnification shall survive the termination of this Agreement and the Trust Fund created hereby or the resignation or removal of the Trustee pursuant to the terms hereof.

      Section 5.07 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 5.07 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 5.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.08 hereof. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates and with the Underlying Certificate Seller and its affiliates; provided, however, that such entity cannot be an affiliate of the Depositor or the Underlying Certificate Seller. The Trustee hereunder shall at all times be the same Person as the Underlying Trustee or shall have an agreement with the Underlying Trustee to have access to the information relating to the Underlying Certificate Account in order to enable the Trustee to perform its duties under Section 3.06(a).

      Section 5.08 Resignation and Removal of Trustee.

      The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Underlying Certificate Seller and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 5.09, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 5.09 meeting the qualifications set forth in Section
5.07. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      As a condition to the effectiveness of any such resignation, at least 15 calendar days prior to the effective date of such resignation, the Trustee shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Trustee.

      If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.07 and shall fail to resign after written request thereto by the Depositor, (ii) at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,
(iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and (B) the imposition of such tax would be avoided by the appointment of a different trustee or (iv) , during the period which the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the Trustee fails to comply with its obligations under, the preceding paragraph, Section 5.10 or Article 9 and such failure is not remedied within the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), then, in the case of clauses (i) through (iii), then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy of which shall be delivered to the Depositor and one copy to the successor trustee.

      The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed, together with a written description of the basis for such removal. As long as any Voting Rights are held by parties other than the Underlying Certificate Seller, its Affiliates, or its agents, Voting Rights of Certificates held by the Underlying Certificate Seller, its Affiliates or its agents as the Underlying Certificate Seller shall certify to the Trustee upon any such entity obtaining such ownership will be excluded from participating in such voting arrangements, and excluded from determining the 51% threshold. Notice of any removal of the Trustee shall be given to each Rating Agency and the Underlying Certificate Seller by the successor trustee.

      Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 5.08 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.09 hereof.

      Section 5.09 Successor Trustee.

      Any successor trustee appointed as provided in Section 5.08 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Depositor an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

      No successor trustee shall accept appointment as provided in this
Section 5.09 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.07 hereof and its appointment shall not adversely affect the then current rating of the Certificates and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

      Upon acceptance of appointment by a successor trustee as provided in this Section 5.09, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

      Section 5.10 Merger or Consolidation of Trustee.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 5.07 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      As a condition to the effectiveness of any merger or consolidation, at least 15 calendar days prior to the effective date of any merger or consolidation of the Trustee, the Trustee shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

      Section 5.11 Appointment of Co-Trustee or Separate Trustee.

      Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 5.11, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.07 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 5.09.

      Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

      (i) To the extent necessary to effectuate the purposes of this Section 5.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Depositor hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

      (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee; and

      (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor.

      Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 5.12 Tax Matters.

      It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of any such REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to any such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption;
(e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a non-Permitted Transferee, or a pass-through entity in which a non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status of any REMIC as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC; (h) pay, from the sources specified in the last paragraph of this
Section 5.12, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to any such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent any such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any such REMIC, and otherwise act on behalf of any such REMIC in relation to any tax matter or controversy involving it.

      In order to enable the Trustee to perform its duties as set forth herein, the Depositor and the Underlying Certificate Seller shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Deposited Underlying Certificate. Thereafter, the Depositor and the Underlying Certificate Seller shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Underlying Certificate Seller hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor or the Underlying Certificate Seller to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

      In the event that any tax is imposed on "prohibited transactions" of any REMIC created under this Agreement as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of any REMIC created under this Agreement as defined in Section 860G(c) of the Code, on any contribution to such REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon any REMIC created under this Agreement pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Depositor, in the case of any such minimum tax, or if such tax arises out of or results from a breach by the Depositor of any of its obligations under this Agreement, (iii) the Underlying Certificate Seller, if any such tax arises out of or results from the Underlying Certificate Seller's obligation to repurchase the Deposited Underlying Certificates pursuant to Section 2.03 or (iv) in all other cases, or in the event that the Trustee, the Depositor or the Underlying Certificate Seller fails to honor its obligations under the preceding clauses (i),(ii) or
(iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.03.

                                  ARTICLE VI

                                 THE DEPOSITOR

      Section 6.01 Liability of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

      Section 6.02 Merger, Consolidation or Conversion of the Depositor. The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement to perform its duties under this Agreement.

      Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 6.03 Limitation on Liability of the Depositor and Others. None of the Depositor, or any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Underlying Certificate Seller and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder; provided, however, in no event shall the Underlying Certificate Seller be obligated to indemnify the Depositor hereunder in an amount in excess of $1,000,000 per annum; provided, further, that the Underlying Certificate Seller will not indemnify the Depositor, in its capacity as Underlying Depositor, for any loss, liability or expense incurred by the Underlying Depositor in connection with the Underlying Trust resulting from any act or omission of the Trustee, as Underlying Trustee, acting with willful misfeasance, bad faith or negligence in the performance of its duties under the Underlying Agreement. The Depositor, shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed therefor out of the Distribution Account.

                                 ARTICLE VII

                                  TERMINATION

      Section 7.01 Termination.

      Subject to Section 7.03, the obligations and responsibilities of the Depositor, the Underlying Certificate Seller and the Trustee created hereby with respect to the Trust Fund shall terminate upon the later of (i) a termination of the Underlying Trust pursuant to Article IX of the Underlying Agreement, (ii) the receipt of the final distribution to be made on the Deposited Underlying Certificates in accordance with the terms and conditions of the Underlying Agreement and (iii) the distribution to Certificateholders of all amounts required to be distributed pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

      Section 7.02 Final Distribution on the Certificates.

      If the Trustee receives notice that the Underlying Trust is to be terminated in accordance with the terms of the Underlying Agreement, notice shall be given by the Trustee to Certificateholders as promptly as practicable thereafter.

      Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed (x) not earlier than the 15th day of the month next preceding the month of such final distribution and not later than as promptly as practicable after the Trustee receives notice that the Underlying Trust is to be terminated in accordance with the terms of the Underlying Agreement. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated,
(b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Trustee will also give such notice to each Rating Agency at the time such notice is given to Certificateholders.

      Upon the final distribution with respect to the Trust Fund, the Trustee shall promptly release to the Holder of the Class A-R Certificate the Deposited Underlying Certificates.

      Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in the order set forth in Section 3.04. hereof, on the final Distribution Date in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest bearing Certificate and (ii) as to the Residual

Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

      In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class A-R Certificateholder shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject to this Agreement.

      Section 7.03 Additional Termination Requirements.

      (a) Upon the receipt of the final distribution to be made on the Deposited Underlying Certificates in accordance with the terms and conditions of the Underlying Agreement, the Holder of the Class A-R Certificate shall cause the Trust Fund to be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Holder of the Class A-R Certificate, to the effect that the failure to comply with the requirements of this Section 7.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC as defined in section 860F of the Code, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

      (1) Upon receipt of the notice given pursuant to the Underlying Agreement, but in no event later than 90 days prior to the final Underlying Distribution Date set forth in the notice given by the Master Servicer in accordance with the terms of the Underlying Agreement, the Trustee shall prepare, at the expense of the "tax matters person," and adopt a plan of complete liquidation within the meaning of section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

      (2) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Holder of the Class A-R Certificate for cash in accordance with Section 7.01.

      (b) The Trustee as agent for any REMIC created under this Agreement hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Holder of the Class A-R Certificate, and the receipt of the Opinion of Counsel referred to in Section 7.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Holder of the Class A-R Certificate.

      (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Holder of the Class A-R Certificate to prepare and the Trustee to adopt and sign a plan of complete liquidation.

                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS

      Section 8.01 Amendment. This Agreement may be amended from time to time by the Depositor and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake; (ii) to correct any defective provision therein or to supplement any provision therein which may be inconsistent with any other provision therein; (iii) to conform this Agreement to the final Prospectus Supplement provided to investors in accordance with the initial offering of the Certificates; (iv) to add to the duties of the Depositor; (v) to add any other provisions with respect to matters or questions arising hereunder; or (vi) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided, that any action pursuant to clauses (v) or (vi) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee and the Depositor also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

      This Agreement may also be amended from time to time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates. As long as any Voting Rights are held by parties other than the Underlying Certificate Seller, its Affiliates, or its agents, Voting Rights of Certificates held by the Underlying Certificate Seller, its Affiliates or its agents as the Underlying Certificate Seller shall certify to the Trustee upon any entity obtaining such ownership, will be excluded from participating in such voting arrangements, and excluded from determining the 51% threshold. No such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of

Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66 2/3% or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

      Any amendment made pursuant to either of the preceding two paragraphs that materially and adversely affects the rights of the Underlying Certificate Seller shall not be made without the prior written consent of the Underlying Certificate Seller.

      Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

      Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund) satisfactory to the Trustee that
(i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and
(ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 8.01.

      Section 8.02 Action Under and Conflicts With the Underlying Agreement. Subject to the terms hereof, in the event that there shall be any matters arising under the Underlying Agreement which require the vote or direction of the holders of the Deposited Underlying Certificates, the Trustee, as holder of the Deposited Underlying Certificates, shall vote the Deposited Underlying Certificates in accordance with instructions received from Holders of a Majority in Interest of the related Class of Regular Certificates. In the absence of any such instructions, the Trustee shall not vote; provided, however, that, notwithstanding the absence of such instructions, if an Event of Default for the Underlying Agreement has occurred and is continuing, the Trustee shall, subject to the provisions of Article V, pursue such remedies as may be available to it as holder of such Deposited Underlying Certificates in accordance with the terms of the Underlying Agreement.

      Section 8.03 Recordation of Agreement. This Agreement (or an abstract hereof, if acceptable by the applicable recording office) is subject to recordation in all appropriate public offices, such recordation to be effected by the Depositor at its expense if such recordation beneficially affects the interests of the Certificateholders.

      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 8.04 Certain REMIC Matters. The Depositor, upon request, shall promptly furnish the Trustee with all such information as may be reasonably required in connection with the Trustee's preparation of all Tax Returns of any REMIC created hereunder or to enable the Trustee to respond to reasonable requests for information made by related Certificateholders in connection with tax matters.

      Section 8.05 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless there shall have been a failure to pay amounts due under this Agreement to the Certificateholders and the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 8.05, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 8.06 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 8.07 Notices. (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

      1.    Any material change or amendment to this Agreement;

      2. The resignation or termination of the Trustee and the appointment of any successor;

      3. The repurchase of the Deposited Underlying Certificates pursuant to Section 2.03;

      4.    The final payment to Certificateholders; and

      5. Any rating action involving the Deposited Underlying Certificates, which notice shall be made by first-class mail within two Business Days after a Responsible Officer of the Trustee gains actual knowledge thereof.

      In addition, the Trustee shall promptly make available to each Rating Agency, the Underlying Certificate Seller copies of each report to Certificateholders described in Section 3.08.

      (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, IndyMac MBS, Inc., 155 North Lake Avenue, Pasadena, California 91101, Attention: Secondary Marketing: Transaction Management; (b) in the case of the Underlying Certificate Seller, 11 Madison Avenue, New York, New York 10010, Attention via facsimile to (917) 326-7936 or via email to bruce.kaiserman@credit-suisse.com; (c) in the case of the Trustee to the Corporate Trust Office, Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Trust Administration IN06R2, or such other address as the Trustee may hereafter furnish to the Depositor and (d) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

      Section 8.08 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 8.09 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

      Section 8.10 Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      Section 8.11 Certificates Nonassessable and Fully Paid. It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

      Section 8.12 Protection of Assets.

      (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust Fund created by this Agreement is not authorized and has no power to:

            (i)   borrow money or issue debt;

            (ii) merge with another entity, reorganize, liquidate or sell assets; or

            (iii) engage in any business or activities.

      (b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

                                  ARTICLE IX

                            EXCHANGE ACT REPORTING

      Section 9.01 Filing Obligations.

      The Trustee and the Underlying Certificate Seller shall reasonably cooperate with the Depositor in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust Fund. In addition to the information specified below, if so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act, the Trustee and the Underlying Certificate Seller shall provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form.

      Section 9.02 Form 10-D Filings.

      (a) In accordance with the Exchange Act, unless no reporting obligation under the Exchange Act exists at such time with respect to the Trust Fund, the Trustee shall prepare for filing and file within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act) with the Commission with respect to the Trust Fund, a Form 10-D with copies of the Monthly Statement and, to the extent delivered to the Trustee, no later than five calendar days following the Distribution Date, such other information identified by the Depositor, in writing, to be filed with the Commission (such other information, the "Additional Designated Information"). If the Depositor directs that any Additional Designated Information is to be filed with any Form 10-D, the Depositor shall specify the Item on Form 10-D to which such information is responsive and, with respect to any Exhibit to be filed on Form 10-D, the Exhibit number. Any information to be filed on Form 10-D shall be delivered to the Trustee via electronic mail (DBSEC.Notifications@db.com) in EDGAR-compatible form or as otherwise agreed upon by the Trustee and the Depositor at the Depositor's expense, and any necessary conversion to EDGAR-compatible format will be at the Depositor's expense. At the reasonable request of, and in accordance with the reasonable directions of, the Depositor, subject to the two preceding sentences, the Trustee shall prepare for filing and file an amendment to any Form 10-D previously filed with the Commission with respect to the Trust Fund. The Depositor shall sign the Form 10-D filed on behalf of the Trust Fund.

      The Trustee shall prepare each Form 10-D and, no later than five Business Days prior to the date on which such Form 10-D is required to be filed, deliver a copy of such Form 10-D to the Depositor for review. No later than the Business Day following the receipt thereof, the Depositor shall notify the Trustee of any changes to be made to the Form 10-D. The Trustee shall make any changes thereto requested by the Depositor and deliver the final Form 10-D to the Depositor for signature no later than three Business Days prior to the date on which such Form 10-D must be filed by the Trustee in accordance with this Section 9.02. The Depositor shall execute the final Form 10-D and deliver the same to the Trustee via electronic mail (DBSEC.Notifications@db.com) or facsimile no later than the Business Day following receipt of the same (which, unless not received within such time frame from the Trustee, shall be no later than two Business Days prior to the date on which the Form 10-D is required to be filed), with an original executed hard copy to follow by overnight courier.

      (b) No later than each Distribution Date, any party responsible for providing Additional Designated Information shall notify the Depositor and the Trustee of any Form 10-D Disclosure Item, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Depositor. In addition to such information as the Trustee is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor, the Trustee shall provide such information which is available to the Trustee without unreasonable effort or expense regarding the performance of the Underlying Certificates as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently the Monthly Statement, commencing with the first such report due not less than five Business Days following such request.

      (c) The Trustee shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable (or readily convertible into a format suitable) for electronic filing via the EDGAR system and shall not have any responsibility to convert any such items to such format (other than those items generated by it or that are readily convertible to such format). The Trustee shall have no liability to the Certificateholders, the Trust Fund or the Depositor with respect to any failure to properly prepare or file any of Form 10-D to the extent that such failure is not the result of any negligence, bad faith or willful misconduct on its part. The Trustee will not have any duty to verify the accuracy or sufficiency of any information to be included in any Form 10-D not provided by it. The Trustee shall have no liability with respect to any failure to properly prepare and file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

      Section 9.03 Form 8-K Filings.

      The Depositor shall prepare and file on behalf of the Trust Fund any Form 8-K required by the Exchange Act (other any Form 8-K required to be filed in connection with any Monthly Statement). Each such Form 8-K must be signed by the Depositor. Any reporting party identified on Exhibit J shall promptly notify the Depositor a, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event of which it has actual knowledge. Each Person shall be deemed to have actual knowledge of any such event to the extent that it relates to such Person or any action or failure to act by such Person.

      Section 9.04 Form 10-K Filings.

      Prior to March 30 of each year, commencing in 2007 (or such earlier date as may be required by the Exchange Act), the Depositor shall prepare and file on behalf of the Trust Fund a Form 10-K, in form and substance as required by the Exchange Act. The Depositor shall sign each Form 10-K filed on behalf of the Trust Fund. Such Form 10-K shall include as exhibits each (i) annual compliance statement described under Section 3.11, (ii) annual report on assessments of compliance with servicing criteria described under Section 9.07 and (iii) accountant's report described under Section 9.07. Each Form 10-K shall also include any Sarbanes-Oxley Certification required to be included therewith, as described in Section 9.05.

      If the Item 1119 Parties listed on Exhibit J have changed since the Closing Date, no later than March 1 of each year, the Depositor shall provide the Trustee via electronic mail (DBSEC.Notifications@db.com) with an updated Exhibit J setting forth the Item 1119 Parties. No later than March 15 of each year, commencing in 2007, the Trustee shall notify the Depositor of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure Item in form and substance reasonably acceptable to the Depositor. Additionally, the Trustee shall provide, and shall cause each Reporting Subcontractor retained by the Trustee the following information no later than March 15 of each year in which a Form 10-K is required to be filed on behalf of the Trust Fund: (i) if such Person's report on assessment of compliance with servicing criteria described under Section 9.07 or related registered public accounting firm attestation report described under Section 9.07 identifies any material instance of noncompliance, notification of such instance of noncompliance and (ii) if any such Person's report on assessment of compliance with servicing criteria or related registered public accounting firm attestation report is not provided to be filed as an exhibit to such Form 10-K, information detailing the explanation why such report is not included.

      Section 9.05 Sarbanes-Oxley Certification.

      Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff)). The Depositor shall sign the Sarbanes-Oxley Certification as serve as the Certifying Person on behalf of the Trust Fund. The Depositor will not request delivery of a certification under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust Fund. The respective parties hereto agree to cooperate with all reasonable requests made by any Certifying Person in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Fund.

      Section 9.06 Form 15 Filing.

      Prior to January 30 of the first year in which the Depositor is able to do so under applicable law, the Trustee on behalf of the Depositor shall file a Form 15 relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

      Section 9.07 Report on Assessment of Compliance and Attestation.

      (a) On or before March 15 of each calendar year, commencing in 2007, unless no reporting obligation under the Exchange Act exists at such time with respect to the Trust Fund:

            (i) The Trustee shall deliver to the Depositor a report (in form and substance reasonably satisfactory to the Depositor) regarding the Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of such Person and shall address each of the Servicing Criteria applicable to the Trustee specified on a certification substantially in the form of Exhibit I. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect. The Depositor and each of its respective officers and directors shall be entitled to rely upon each such servicing criteria assessment.

            (ii) The Trustee shall deliver to the Depositor a report of a registered public accounting firm reasonably acceptable to the Depositor that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraphs. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. To the extent any of the Servicing Criteria are not applicable to the Trustee, with respect to asset-backed securities transactions taken as a whole involving the Trustee and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect.

            (iii) The Trustee shall cause each Reporting Subcontractor to deliver to the Depositor an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this
      Section 9.07.

            (iv) The Trustee shall execute (and the Trustee shall cause each Reporting Subcontractor to execute) a reliance certificate to enable the Certification Parties to rely upon each (A) annual compliance statement provided pursuant to Section 3.11, (B) annual report on assessments of compliance with servicing criteria provided pursuant to this Section
      9.07 and (C) accountant's report provided pursuant to this Section 9.07 and shall include a certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of such Person to enable such accountants to render the certificates provided for in this Section 9.07.

      (b) In the event the Trustee or Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide documents and information required by this Section 9.07 with respect to the period of time it was subject to this Agreement or provided services with respect to the Trust Fund, the Certificates or the Deposited Underlying Certificates.

      (c) An assessment of compliance provided by a Subcontractor pursuant to
Section 9.07(a)(iii) or (iv) need not address any elements of the Servicing Criteria other than those specified by the Trustee pursuant to Section 9.07(a)(i).

      Section 9.08 Use of Subcontractors.

      (a) [Reserved].

      (b) It shall not be necessary for the Trustee to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. The Trustee shall promptly upon request provide to the Depositor (or any designee of the Depositor) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

      As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Trustee shall cause any such Subcontractor used by the Trustee for the benefit of the Depositor to comply with the provisions of Sections 9.07 and 9.09 of this Agreement to the same extent as if such Subcontractor were the Trustee (except with respect to the Trustee's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person). The Trustee shall be responsible for obtaining from each Subcontractor and delivering to the Depositor, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section
9.05 and Section 9.07, in each case as and when required to be delivered.

      Section 9.09 Amendments.

      In the event the parties to this Agreement desire to further clarify or amend any provision of this Article 9, this Agreement shall be amended to reflect the new agreement between the parties covering matters in this Article 9 pursuant to Section 8.01, which amendment shall not require any Opinion of Counsel or Rating Agency confirmations or the consent of any Certificateholder.






                                     * * *

      IN WITNESS WHEREOF, the Depositor, the Underlying Certificate Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                  INDYMAC MBS, INC.,
                                      as Depositor



                                      By: /s/ Jill Jacobson
                                          ---------------------------------
                                      Name: Jill Jacobson
                                      Title: Vice President

                                  DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                      not in its individual capacity,
                                      but solely as Trustee


                                      By: /s/ Amy Stoddard
                                          ---------------------------------
                                      Name:  Amy Stoddard
                                      Title:  Authorized Signer


                                      By: /s/ Barbara Campbell
                                          ---------------------------------
                                      Name: Barbara Campbell
                                      Title: Vice President



                                  CREDIT SUISSE SECURITIES (USA) LLC.,
                                      as Underlying Certificate Seller


                                      By: /s/ Peter J. Sack
                                          ---------------------------------
                                      Name: Peter J. Sack
                                      Title:  Director

STATE OF California       )
                          :  ss.:
COUNTY OF Los Angeles     )

      On this 24th day of July, 2006, before me, personally appeared Jill Jacobson, known to me to be a Vice President of IndyMac MBS, Inc., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                              /s/ Evan Fitzsimon
                      ---------------------------------------
                                 Notary Public

[NOTARIAL SEAL]

STATE OF California       )
                          :  ss.:
COUNTY OF Orange          )

      On this 24th day of July, 2006, before me, personally appeared Amy Stoddard and Barbara Campbell, known to me to be an Authorized Signer and a Vice President respectively, of Deutsche Bank National Trust Company, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                               /s/ Diana Nguyen
                      ---------------------------------------
                                 Notary Public

[NOTARIAL SEAL]

STATE OF New York         )
                          :  ss.:
COUNTY OF New York        )

      On this 24th day of July, 2006, before me, personally appeared Peter Sack, known to me to be a Director of Credit Suisse Securities (USA) LLC, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                             /s/ Richard M. Peterson
                      ---------------------------------------
                                 Notary Public

[NOTARIAL SEAL]

                                  SCHEDULE I

    LIST OF DEPOSITED UNDERLYING CERTIFICATES AND THE UNDERLYING AGREEMENT


DEPOSITED UNDERLYING                           PRINCIPAL BALANCE AS
CERTIFICATES                                   OF JULY 25, 2006(1)       UNDERLYING AGREEMENT
-------------------------------------------    --------------------      ----------------------------------------------
IndyMac INDX Mortgage Loan Trust 2005-AR25,    $247,006,126              Pooling and Servicing Agreement, dated as of
Mortgage Pass-Through Certificates, Series                               October 1, 2005 among IndyMac MBS, Inc., as
2005-AR25, Class 2-A-2-1 Certificates                                    depositor, IndyMac Bank, F.S.B., as seller and
                                                                         as Master Servicer, and Deutsche Bank National
                                                                         Trust Company, as trustee.

----------
(1)   After giving effect to distributions made on such date.


                                    S-I-1

                                  SCHEDULE II

                           PLANNED BALANCE SCHEDULE
                               (Not applicable)


                                    S-II-1

                                  EXHIBIT A-1

                                  [Reserved]

                                  EXHIBIT B-1

                                  [Reserved]

                                   EXHIBIT C


                         Form of Residual Certificate

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                         :         1


Cut-off Date                            :         [                ], 20[   ]


First Distribution Date                 :         [                ], 20[   ]


Initial Certificate Balance
of this Certificate
("Denomination")                        :         $[             ]


Initial Certificate Balance
of all Certificates
of this Class                           :         $[            ]


CUSIP                                   :         [                ]


Interest Rate                           :         [       ]%


Maturity Date                           :         [                ], 20[   ]


                               INDYMAC MBS, INC.
                   IndyMac INDX Mortgage Loan Trust 2006-R1
              Mortgage Pass-Through Certificates, Series 2006-R1
                                   Class A-R

           evidencing the distributions allocable to the Class A-R Certificates with respect to a Trust Fund consisting primarily of the Deposited Underlying Certificates

                        IndyMac MBS, Inc., as Depositor


      Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Underlying Certificate Seller or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Deposited Underlying Certificates are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that [         ] is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Deposited Underlying Certificates deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Credit Suisse Securities (USA) LLC, as underlying certificate seller (the "Underlying Certificate Seller") and

Deutsche Bank National Trust Company, as trustee, securities intermediary and bank (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee, (ii) or that such Transferee is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Class A-R Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

      Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                     * * *

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July 31, 2006

                                          DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          as Trustee


                                          By ______________________


Countersigned:

By
   ------------------------------------------
   Authorized Signatory of
   DEUTSCHE BANK NATIONAL TRUST COMPANY,
   as Trustee

                                   EXHIBIT D

                        Form of Reverse of Certificate

                               INDYMAC MBS, INC.
              Mortgage Pass-Through Certificates, Series 2006-R1

      This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

      The Certificates are limited in right of payment to certain distributions in respect of the Deposited Underlying Certificates, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

      The obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation of the Deposited Underlying Certificates or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

      Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________________________
_____________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

           I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________________________

Dated:

                                          _____________________________________
                                          Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to, _______________________________________________
_______________________________________________________________________________
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number ________________________, or, if mailed by check, to __________.
Applicable statements should be mailed to ____________________________________,
_______________________________________________________________________________
______________________________________________________________________________.

      This information is provided by ________________________________________, the assignee named above, or _________________________________________________, as its agent.

STATE OF                  )
                          )  ss.:
COUNTY OF                 )


On the _____day of ___________________, 20__ before me, a notary public in and for said State, personally appeared _____________________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                             ___________________________________
                                                      Notary Public



[Notarial Seal]

                                   EXHIBIT E
                        FORM OF TRANSFEROR'S AFFIDAVIT


                                                             ___________________
                                                             Date


IndyMac MBS, Inc.
155 North Lake Avenue
Pasadena, California  91107

Deutsche Bank National trust Company
1761 East St. Andrew Place
Santa Ana, California  92705



       Re:  IndyMac MBS, Inc.
            Mortgage Pass-Through Certificates, Series 2006-[   ]
            -----------------------------------------------------

Ladies and Gentlemen:

In connection with our disposition of the Class A-R Certificate issued pursuant to the Trust Agreement dated as of [ ], 200[ ] among IndyMac MBS, Inc., as depositor, Credit Suisse Securities (USA) LLC, as underlying certificate seller, and Deutsche Bank National Trust Company, as trustee, securities intermediary and bank, we certify that to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                               Very truly yours,



                               ____________________________________________
                               Print Name of Transferor


                               By: ________________________________________
                                            Authorized Officer

                                   EXHIBIT F

                      [FORM OF TRANSFER AFFIDAVIT FOR THE
                            CLASS A-R CERTIFICATE]


                               IndyMac MBS, Inc.
                      Mortgage Pass-Through Certificates
                                 Series 200_-_

STATE OF                  )
                          ) ss.:
COUNTY OF                 )


      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of , the proposed Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Trust Agreement, (the "Agreement"), relating to the above-referenced Series, by and among IndyMac MBS, Inc., as depositor (the "Depositor"), Credit Suisse Securities (USA) LLC, as underlying certificate seller and Deutsche Bank National Trust Company, as trustee, securities intermediary and bank. Capitalized terms used, but not defined herein or in
Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account or as the nominee, trustee or agent of another Person, in which case the Transferee has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 4.02(d) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

      7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      8. The Transferee's taxpayer identification number is .

      9. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      11. The Transferee anticipates that it will, so long as it holders the Class A-R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class A-R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class A-R Certificates that the Transferee intends to pay taxes associated with holding such Class A-R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class A-R Certificates. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Class A-R Certificates to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.

      12. Either (i) the Transferee is not an employee benefit plan subject to
Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or using the assets of such plan to effect such acquisition, or (ii) the source of funds for the purchase of such Class A-R Certificate is an "insurance company general account" within the meaning of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), 60 Fed. Reg. 35925 (July 12,
1995), and the terms and conditions of Sections I and III of PTCE 95-60 are applicable to the acquisition and holding of such Class A-R Certificate.

      13. The Transferee will not cause income from the Class A-R Certificate to be attributable to a foreign permanent establishment or fixed base of the Transferee or another U.S. taxpayer.

                                     * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ___ day of _______________, 20__.

                                              __________________________________
                                              PRINT NAME OF TRANSFEREE


                                              By: ______________________________
                                              Name:
                                              Title:

[Corporate Seal]

ATTEST:


______________________________________
[Assistant] Secretary

      Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this ___day of _______, 20__.



                                              __________________________________
                                              NOTARY PUBLIC


                                              My Commission expires the
                                              ___ day of ______________, 20__

                                                                  EXHIBIT 1
                                                                  to EXHIBIT F


                              Certain Definitions
                              -------------------

      "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

      "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section
521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, (v) an "electing large partnership" within the meaning of Section 775 of the Code, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

      "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

      "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

      "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                  EXHIBIT 2
                                                                  to EXHIBIT F


                       Section 4.02(d) of the Agreement
                       --------------------------------


      (a) (d) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit F.

            (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

            (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 4.02(d) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this
      Section 4.02(d), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 4.02(c) and this Section 4.02(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted

      Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

The restrictions on Transfers of a Residual Certificate set forth in this
Section 4.02(d) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Underlying Certificate Seller or the Depositor, to the effect that the elimination of such restrictions will not cause each REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                   EXHIBIT H

                       FORM OF PERFORMANCE CERTIFICATION
                                   (Trustee)

  Re: The Trust Agreement dated as of July 1, 2006 (the "Trust Agreement") among IndyMac MBS, Inc., as Depositor, Credit Suisse Securities (USA) LLC as Underlying Certificate Seller, and the undersigned, as Trustee (the "Trustee")

      I, ________________________________, the _______________________ of the
Trustee, certify to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

            I have reviewed the report on assessment of the Trustee's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), all reports on Form 10-D containing statements to certificateholders filed in respect of the period included in the year covered by the annual report of the Trust Fund (collectively, the "Distribution Date Statements");

      1. To its knowledge the distribution information determined by the Trustee and set forth in the Distribution Date Statements contained in all Form 10-D's included in the year covered by the annual report of such Trust on Form 10-K for the calendar year 200[ ], is complete and does not contain any material misstatement of fact as of the last day of the period covered by such annual report;

      2. The distribution information required under the Trust Agreement to be contained in the Trust Fund's Distribution Date Statements, is included in such Distribution Date Statements;

      3. I am responsible for reviewing the activities performed by the Trustee as a person "performing a servicing function" under the Trust Agreement, and based on my knowledge and the compliance review conducted in preparing the Servicing Assessment and except as disclosed in the Servicing Assessment or the Attestation Report, the Trustee has fulfilled its obligations under the Trust Agreement; and

      4. The Servicing Assessment and Attestation Report required to be provided by the Trustee and by Subcontractor, if any, pursuant to the Trust Agreement, have been provided to the Depositor. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                              Date:_________________________


                                              By:  _____________________________
                                              Name:
                                              Title:

                                   EXHIBIT S

                 FORM OF SERVICING CRITERIA TO BE ADDRESSED IN
                      ASSESSMENT OF COMPLIANCE STATEMENT

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.
[To be reviewed with Trustee]

-------------------- ----------------------------------------------- ------------ --------------
Reg AB
Reference            Servicing Criteria                                Trustee        Notes
-------------------- ----------------------------------------------- ------------ --------------
1122(d)(1)(i)        Policies and procedures are instituted to            X
                     monitor any performance or other triggers
                     and events of default in accordance with
                     the transaction agreements.
-------------------- ----------------------------------------------- ----------- ---------------
1122(d)(1)(ii)       If any material servicing activities are             X
                     outsourced to third parties, policies and
                     procedures are instituted to monitor the
                     third party's performance and compliance
                     with such servicing activities.
-------------------- ----------------------------------------------- ----------- ---------------
1122(d)(1)(iii)      Any requirements in the transaction                                NA
                     agreements to maintain a back-up servicer
                     for the Pool Assets are maintained.
-------------------- ----------------------------------------------- ----------- ---------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions
                     policy is in effect on the party participating
                     in the servicing function throughout the
                     reporting period in the amount of coverage
                     required by and otherwise in accordance
                     with the terms of the transaction
                     agreements.
-------------------- ----------------------------------------------- ----------- ---------------


                                     S-1


-------------------- ----------------------------------------------- ------------ --------------
Reg AB
Reference            Servicing Criteria                                Trustee        Notes
-------------------- ----------------------------------------------- ------------ --------------
1122(d)(2)(i)        Payments on pool assets are deposited into           X
                     the appropriate custodial bank accounts
                     and related bank clearing accounts no
                     more than two business days following
                     receipt, or such other number of days
                     specified in the transaction agreements.
-------------------- ----------------------------------------------- ------------ --------------
1122(d)(2)(ii)       Disbursements made via wire transfer on              X
                     behalf of an obligor or to an investor are
                     made only by authorized personnel.
-------------------- ----------------------------------------------- ------------ --------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding
                     collections, cash flows or distributions,
                     and any interest or other fees charged for
                     such advances, are made, reviewed and
                     approved as specified in the transaction
                     agreements.
-------------------- ----------------------------------------------- ------------ --------------
1122(d)(2)(iv)       The related accounts for the transaction,            X
                     such as cash reserve accounts or accounts
                     established as a form of over
                     collateralization, are separately maintained
                     (e.g., with respect to commingling of cash)
                      as set forth in the transaction agreements.
-------------------- ----------------------------------------------- ------------ --------------
1122(d)(2)(v)        Each custodial account is maintained at a            X
                     federally insured depository institution as
                     set forth in the transaction agreements. For
                     purposes of this criterion, "federally
                     insured depository institution" with respect
                     to a foreign financial institution means a
                     foreign financial institution that meets the
                     requirements of Rule 13k-1(b)(1) of the
                     Securities Exchange Act.
-------------------- ----------------------------------------------- ------------ --------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to
                     prevent unauthorized access.
-------------------- ----------------------------------------------- ------------ --------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly            X
                     basis for all asset-backed securities related
                     bank accounts, including custodial
                     accounts and related bank clearing
                     accounts. These reconciliations are (A)
                     mathematically accurate; (B) prepared
                     within 30 calendar days after the bank
                     statement cutoff date, or such other
                     number of days specified in the transaction
                     agreements; (C) reviewed and approved by
                     someone other than the person who
                     prepared the reconciliation; and (D)
                     contain explanations for reconciling items.
                     These reconciling items are resolved
                     within 90 calendar days of their original
                     identification, or such other number of
                     days specified in the transaction
                     agreements.
-------------------- ----------------------------------------------- ------------ --------------


                                     S-2


-------------------- ----------------------------------------------- ------------ --------------
Reg AB
Reference            Servicing Criteria                                Trustee        Notes
-------------------- ----------------------------------------------- ------------ --------------
1122(d)(3)(i)         Reports to investors, including those to be         X
                      filed with the Commission, are maintained
                      in accordance with the transaction
                      agreements and applicable Commission
                      requirements. Specifically, such reports
                      (A) are prepared in accordance with
                      timeframes and other terms set forth in the
                      transaction agreements; (B) provide
                      information calculated in accordance with
                      the terms specified in the transaction
                      agreements; (C) are filed with the
                      Commission as required by its rules and
                      regulations; and (D) agree with investors'
                      or the trustee's records as to the total
                      unpaid principal balance and number of
                      Pool Assets serviced by the Servicer.
--------------------- ----------------------------------------------- ----------- ---------------
1122(d)(3)(ii)        Amounts due to investors are allocated and          X
                      remitted in accordance with timeframes,
                      distribution priority and other terms set
                      forth in the transaction agreements.
--------------------- ----------------------------------------------- ----------- ---------------
1122(d)(3)(iii)       Disbursements made to an investor are               X
                      posted within two business days to the
                      Servicer's investor records, or such other
                      number of days specified in the transaction
                      agreements.
--------------------- ----------------------------------------------- ----------- ---------------
1122(d)(3)(iv)        Amounts remitted to investors per the               X
                      investor reports agree with cancelled
                      checks, or other form of payment, or
                      custodial bank statements.
--------------------- ----------------------------------------------- ----------- ---------------

                                   EXHIBIT T

                      [FORM OF] LIST OF ITEM 1119 PARTIES

                           ASSET BACKED CERTIFICATES
                                Series 200_-__

                                    [Date]


Party                                         Contact Information
-----                                         -------------------

                                   EXHIBIT U

                    [FORM OF] SARBANES-OXLEY CERTIFICATION
                           (Replacement of Servicer)




               I, [                    ], certify that:

               1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of IndyMac MBS, Inc., IndyMac INDX Mortgage Loan Trust 2006-R1;

               2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

               3. Based on my knowledge, the distribution or servicing information required to be provided to the depositor by the trustee under the trust, or similar, agreement, for inclusion in these reports is included in these reports;

               4. I am responsible for reviewing the activities performed by the depositor and the trustee under the trust, or similar, agreement and based upon my knowledge and the annual compliance review required under that agreement, and except as disclosed in the reports, the depositor and trustee have each fulfilled its obligations under that agreement; and

               5. The reports disclose all significant deficiencies relating to the compliance by the trustee and the depositor with the minimum servicing or similar standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing, or similar, agreement, that is included in these reports.

               In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Deutsche Bank National Trust Company, as Trustee.

                                              [INDYMAC MBS, INC.]
               Date:

                                              By:_____________________

                                              Name:
                                              Title:


                                     U-1